SCHEDULE A

                         AMENDED AS OF AUGUST 28, 2015

                     MAXIMUM ANNUAL OPERATING EXPENSE LIMIT

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                                                                          MAXIMUM ANNUAL
NAME OF FUND                          SHARE CLASS                    OPERATING EXPENSE LIMIT        INITIAL END DATE
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Cambiar Opportunity Fund              Investor Class Shares                   1.05%                 September 1, 2016
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Cambiar Opportunity Fund              Institutional Class Shares              0.80%                 September 1, 2016
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Cambiar Small Cap Fund                Investor Class Shares                   1.30%                 September 1, 2011
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Cambiar Small Cap Fund                Institutional Class Shares              1.05%                 September 1, 2011
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Cambiar Unconstrained Equity Fund     Investor Class Shares                   1.35%                 September 1, 2011
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Cambiar Unconstrained Equity Fund     Institutional Class Shares              1.10%                 September 1, 2011
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Cambiar International Equity Fund     Investor Class Shares                   1.20%                 September 1, 2013
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Cambiar International Equity Fund     Institutional Class Shares              0.95%                 September 1, 2013
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Cambiar SMID Fund                     Investor Class Shares                   1.30%                 September 1, 2015
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Cambiar SMID Fund                     Institutional Class Shares              1.05%                 September 1, 2015
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Cambiar Global Equity Fund            Investor Class Shares                   1.20%                 September 1, 2015
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Cambiar Global Equity Fund            Institutional Class Shares              0.95%                 September 1, 2016
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Cambiar International Small Cap Fund  Institutional Class Shares              1.40%                 September 1, 2016
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

                                                   ACKNOWLEDGED AND ACCEPTED BY:

                                                          CAMBIAR INVESTORS, LLC

                                                          /s/ Christine M. Simon
                                                          ----------------------
                                                        NAME: Christine M. Simon
                                                            TITLE: Director, CCO

                                                 THE ADVISORS' INNER CIRCLE FUND

                                                        /s/ Dianne M. Descoteaux
                                                        ------------------------
                                                      NAME: Dianne M. Descoteaux
                                                        TITLE:  VP and Secretary